SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 2, 2006

NEW CENTURY BANCORP, INC.

(Exact name of Registrant as specified in its charter)

North Carolina	000-50400	20-0218264
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina 28334

(Address of principal executive offices)

Registrant’s telephone number, including area code (910) 892-7080

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Merger Agreement

On February 2, 2006, New Century Bancorp, Inc., Dunn, North Carolina (the “Registrant”), and its wholly owned subsidiary New Century Bank South (formerly New Century Bank of Fayetteville), Fayetteville, North Carolina (the “Bank”), entered into an Agreement and Plan of Merger (the “Agreement”) with Progressive State Bank, Lumberton, North Carolina (“Progressive”). Pursuant to the Agreement, Progressive will be merged with and into the Bank. Under the terms of the Agreement, each outstanding share of Progressive’s common stock will be exchanged for the right to receive $21.30 in cash.

The consummation of the merger is subject to regulatory approval and the approval of Progressive’s shareholders, along with other customary conditions to closing.

ITEM 8.01	OTHER EVENTS

On February 3, 2006, the Registrant issued a press release announcing that the Registrant, the Bank and Progressive have entered into the Agreement, as described under Item 1.01 of this Current Report. Pursuant to General Instruction F to Securities and Exchange Commission Form 8-K, a copy of the press release is attached as Exhibit 99.1 hereto and is incorporated into this Item 8.01 by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release announcing the merger agreement between the Registrant, the Bank and Progressive

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook,” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY BANCORP, INC.

By:	/s/ John Q. Shaw, Jr.
John Q. Shaw, Jr.
President and CEO

Dated: February 3, 2006

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release